Exhibit 99.1

REPAY Reports Second Quarter 2020 Financial Results

ATLANTA, August 10, 2020 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of vertically-integrated payment solutions, today reported financial results for its second quarter of 2020.

“As the world continues to evolve throughout this pandemic, the value proposition of our business has become even more evident as digital payment solutions have proven increasingly necessary. This is reflected in our second quarter results, which show growth in card payment volume and gross profit of 63% and 63%, respectively, compared to the second quarter of 2019. We also reported organic gross profit growth of 21%, compared to the second quarter of 2019,” said John Morris, CEO of REPAY. “This pandemic has augmented the unprecedented demand for comprehensive, technology-first B2B automation and payment solutions. We are thrilled to have recently completed the acquisition of cPayPlus to further address these highly attractive and unique market opportunities.”

Three Months Ended June 30, 2020 Highlights

•	Card payment volume was $3.6 billion, an increase of 63% over the second quarter of 2019
•	Total revenue was $36.5 million, a 68% increase over the second quarter of 2019
•	Gross profit was $27.8 million, an increase of 63% over the second quarter of 2019
•	Pro forma net income[1] was ($8.4) million, as compared to net income of $4.2 million in the second quarter 2019
•	Adjusted EBITDA was $16.2 million, an increase of 55% over the second quarter of 2019
•	Adjusted Net Income was $9.9 million, an increase of 27% over the second quarter of 2019
•	Adjusted Net Income per share was $0.14

Gross profit represents total revenue less cost of services. Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share and organic gross profit growth are non-GAAP financial measures.  See “Non-GAAP Financial Measures” and the reconciliations of Adjusted EBITDA and Adjusted Net Income to their most comparable GAAP measures provided below for additional information.

Business Combination

The Company was formed upon closing of the merger (the “Business Combination”) of Hawk Parent Holdings LLC (together with Repay Holdings, LLC and its other subsidiaries, “Hawk Parent”) with a subsidiary of Thunder Bridge Acquisition, Ltd. (“Thunder Bridge”), a special purpose acquisition company, on July 11, 2019 (the “Closing Date”). On the closing of the Business Combination, Thunder Bridge changed its name to Repay Holdings Corporation.

Basis of Presentation

As a result of the Business Combination, the Company was identified as the acquirer for accounting purposes, and Hawk Parent, which owned the business conducted prior to the closing

[1]	Please refer to “Basis of Presentation” below for an explanation of the presentation of this information.

of the Business Combination, is the acquiree and accounting “Predecessor.”  The Company is the “Successor” for periods after the Closing Date, which includes consolidation of the Hawk Parent business subsequent to the Closing Date.  The Company’s financial statement presentation reflects the Hawk Parent business as the “Predecessor” for any periods ended prior to the Closing Date. The acquisition was accounted for as a business combination using the acquisition method of accounting, and the Successor financial statements reflect a new basis of accounting that is based on the fair value of net assets acquired. As a result of the application of the acquisition method of accounting as of the effective time of the Business Combination, the financial statements for the Predecessor period and for the Successor period are presented on different bases.  When information is noted as being “pro forma” in this press release, it means that the financial statements were adjusted to remove the effects of purchase accounting adjustments related to the Business Combination. The historical financial information of Thunder Bridge prior to the Business Combination has not been reflected in the Predecessor period financial statements.

Subsequent Events

On July 23, 2020, REPAY announced the acquisition of cPayPlus for up to $16.0 million, of which $8.0 million was paid at closing. The acquisition was financed with cash on hand and did not materially impact REPAY’s net leverage.

On July 27, 2020, REPAY completed the redemption of all of its outstanding warrants to purchase shares of the Company’s Class A common stock.  A substantial majority of the warrants were exercised for cash prior to the redemption date.  The Company’s updated liquidity position and share count information resulting from the warrant redemption and warrant exercises is shown in a supplemental information deck which can be found on the Investor Relations section of the company’s website: https://investors.repay.com/investor-relations.

2020 Outlook

REPAY expects the below financial results for full year 2020, which reflects expected contributions from cPayPlus and replaces previously provided guidance.

Full Year 2020 Outlook
Updated Guidance
Card Payment Volume	$14.5 – 15.0 billion
Total Revenue	$145.0 – 155.0 million
Gross Profit	$110.0 – 115.0 million
Adjusted EBITDA	$62.0 – 66.0 million

This range assumes no further unforeseen COVID-related impacts, which could create substantial economic duress in the second half of the year. REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures such as forecasted 2020 Adjusted EBITDA to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

Conference Call

REPAY will host a conference call to discuss second quarter 2020 financial results today at 5:00 pm ET. Hosting the call will be John Morris, CEO, and Tim Murphy, CFO. The call will be webcast live from REPAY’s investor relations website at https://investors.repay.com/investor-relations. The conference call can also be accessed live over the phone by dialing (877) 407-3982, or for international callers (201) 493-6780. A replay will be available one hour after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 13707222. The replay will be available at https://investors.repay.com/investor-relations.

Non-GAAP Financial Measures

This communication includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain non-cash and non-recurring charges, such as non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, management fees, legacy commission related charges, employee recruiting costs, other taxes, strategic initiative related costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain non-cash and non-recurring charges, such as non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, management fees, legacy commission related charges, employee recruiting costs,  strategic initiative related costs and other non-recurring charges, net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although we exclude amortization from acquisition-related intangibles from our non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation.  Adjusted Net Income per share is a non-GAAP financial measure that represents Adjusted Net Income divided by the weighted average number of shares of Class A common stock outstanding (on as-converted basis) for the three and six months ended June 30, 2020 (excluding shares subject to forfeiture). Organic gross profit growth is a non-GAAP financial measure that represents the year-on-year gross profit growth that excludes gross profit attributed to acquisitions made in 2019 and 2020. REPAY believes that Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share and organic gross profit growth provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share and organic gross profit growth are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share, organic gross profit growth or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share and organic gross profit growth alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s  2020 outlook,  the effects of the COVID-19 pandemic, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market and consumer and commercial spending; the impacts of the ongoing COVID-19 coronavirus pandemic and the actions taken to control or mitigate its spread (which impacts are highly uncertain and cannot be reasonably estimated or predicted at this time); a delay or failure to integrate and realize the benefits of the Company’s recent acquisitions; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to develop and maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for merchants, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

repayIR@icrinc.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

Consolidated Statement of Operations

(Unaudited)

	Successor		Predecessor
(in $ thousands)	Three Months ended June 30, 2020	Six Months ended June 30, 2020	Three Months ended June 30, 2019	Six Months ended June 30, 2019
Revenue	$36,501	$75,963	$21,686	$44,709
Operating expenses
Other costs of services	$8,727	$19,498	$4,629	$9,748
Selling, general and administrative	19,018	37,184	8,456	17,132
Depreciation and amortization	14,706	28,610	2,975	5,890
Change in fair value of contingent consideration	740	740	-	-
Total operating expenses	$43,191	$86,032	$16,060	$32,770
Income (loss) from operations	$(6,690)	$(10,069)	$5,626	$11,939
Other expenses
Interest expenses	(3,704)	(7,222)	(1,470)	(2,919)
Change in fair value of tax receivable liability	(10,038)	(10,580)	-	-
Other income	5	44	0	0
Total other (expenses) income	(13,737)	(17,758)	(1,470)	(2,919)
Income (loss) before income tax expense	(20,428)	(27,827)	4,156	9,020
Income tax benefit	3,897	5,012	-	-
Net income (loss)	$(16,531)	$(22,815)	$4,156	$9,020
Net income (loss) attributable to non-controlling interest	(3,903)	(6,755)	-	-
Net income (loss) attributable to the Company	$(12,628)	$(16,060)	$4,156	$9,020
Weighted-average shares of Class A common stock outstanding - basic and diluted	41,775,128	39,699,841
Loss per Class A share - basic and diluted	($0.30)	($0.40)

Consolidated Balance Sheets

	June 30, 2020 (Unaudited)	December 31, 2019
Assets
Cash and cash equivalents	$165,914	$24,618
Accounts receivable	14,231	14,068
Related party receivable	-	563
Prepaid expenses and other	4,635	4,633
Total current assets	184,780	43,882

Property, plant and equipment, net	1,789	1,611
Restricted cash	13,795	13,283
Customer relationships, net of amortization	258,135	247,589
Software, net of amortization	59,587	61,219
Other intangible assets, net of amortization	24,109	24,242
Goodwill	412,168	389,661
Deferred tax assets	25,767	-
Other assets	-	555
Total noncurrent assets	795,350	738,160
Total assets	$980,130	$782,042

Liabilities
Accounts payable	$10,225	$9,586
Related party payable	18,224	14,571
Accrued expenses	15,881	15,966
Current maturities of long-term debt	7,176	5,500
Current tax receivable agreement	7,827	6,336
Total current liabilities	59,333	51,959

Long-term debt, net of current maturities	252,529	197,943
Line of credit	-	10,000
Tax receivable agreement	99,752	60,840
Deferred tax liability	-	768
Other liabilities	10,878	17
Total noncurrent liabilities	363,159	269,568
Total liabilities	$422,492	$321,527

Commitment and contingencies (Note 12)

Stockholders' equity
Class A common stock, $0.0001 par value; 2,000,000,000 shares authorized and 52,018,330 issued and outstanding as of June 30, 2020	5	4
Class V common stock, $0.0001 par value; 1,000 shares authorized and 100 shares issued and outstanding as of June 30, 2020	-	-
Additional paid-in capital	474,608	307,914
Accumulated other comprehensive (loss) income	(6,882)	313
Accumulated deficit	(69,938)	(53,878)
Total stockholders' equity	$397,793	$254,353

Equity attributable to non-controlling interests	159,845	206,162

Total liabilities and stockholders' equity and members' equity	$980,130	$782,042

Key Operating and Non-GAAP Financial Data

We believe that adjusting the key operating and non-GAAP measures for comparability between the Predecessor, Successor and Pro Forma periods is useful to the user of our financial statements.

The unaudited non-GAAP pro forma results of operations data for the three and six months ended June 30, 2020 and 2019 included in the discussion below are based on our historical financial statements, adjusted to remove the effects of purchase accounting adjustments related to the Business Combination. The pro forma results included herein have not been prepared in accordance with Article 11 of Regulation S-X.

Unless otherwise stated, all results compare second quarter and six-month 2020 results to second quarter and six-month 2019 results from continuing operations for the period ended June 30, respectively.

The following tables and related notes reconcile these non-GAAP measures and the pro forma measures to GAAP information for the three month and six month periods ended June 30, 2020 and 2019:

	Three months ended June 30,			Six months ended June 30,
(in $ thousands)	2020	2019	% Change	2020	2019	% Change
Card payment volume	3,612,752	2,216,671	63%	7,473,852	4,656,018	61%
Gross profit[1]	27,774	17,057	63%	56,465	34,961	62%
Adjusted EBITDA[2]	16,221	10,446	55%	33,571	21,783	54%

(1)	Gross profit represents total revenue less other costs of services.
(2)

Adjusted EBITDA is a non-GAAP financial measure that represents net income adjusted for interest expense, depreciation and amortization and certain other non-cash charges and non-recurring items. See “Non-GAAP Financial Measures” above and the reconciliation of Adjusted EBITDA to its most comparable GAAP measure below.

Reconciliations of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Three Months Ended June 30, 2020 and 2019

(Unaudited)

	Successor			Predecessor
(in $ thousands)	Three Months Ended June 30, 2020	Adjustments(n)	Pro Forma Three Months Ended June 30, 2020	Three months ended June 30, 2019
Revenue	$36,501		$36,501	$21,686
Operating expenses
Other costs of services	$8,727		$8,727	$4,629
Selling, general and administrative	19,018		19,018	8,456
Depreciation and amortization	14,706	(8,159)	6,547	2,975
Change in fair value of contingent consideration	740		740	—
Total operating expenses	$43,191		$35,032	$16,060
Income (loss) from operations	$(6,690)		$1,468	$5,626
Other expenses
Interest expenses	(3,704)		(3,704)	(1,470)
Change in fair value of tax receivable liability	(10,038)		(10,038)	-
Other income	5		5	0
Total other (expenses) income	(13,737)		(13,737)	(1,470)
Income (loss) before income tax expense	(20,428)		(12,269)	4,156
Income tax benefit	3,897		3,897	-
Net income (loss)	$(16,531)		$(8,373)	$4,156

Add:
Interest expense			3,704	1,470
Depreciation and amortization(a)			6,547	2,975
Income tax (benefit)			(3,897)	-
EBITDA			$(2,018)	$8,601

Non-cash change in fair value of contingent consideration(b)			740	—
Non-cash change in fair value of assets and liabilities(c)			10,038	—
Share-based compensation expense(d)			5,475	124
Transaction expenses(e)			1,575	810
Management Fees(f)			—	100
Legacy commission related charges(g)			—	550
Employee recruiting costs(h)			56	—
Other taxes(i)			39	168
Strategic initiative costs(j)			112	93
Other non-recurring charges(k)			202	—
Adjusted EBITDA			$16,221	$10,446

Reconciliations of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Six Months Ended June 30, 2020 and 2019

(Unaudited)

	Successor			Predecessor
(in $ thousands)	Six Months Ended June 30, 2020	Adjustments(n)	Pro Forma Six Months Ended June 30, 2020	Six months ended June 30, 2019
Revenue	$75,963		$75,963	$44,709
Operating expenses
Other costs of services	$19,498		$19,498	$9,748
Selling, general and administrative	37,184		37,184	17,132
Depreciation and amortization	28,610	(16,317)	12,293	5,890
Change in fair value of contingent consideration	740		740	—
Total operating expenses	$86,032		$69,715	$32,770
Income (loss) from operations	$(10,069)		$6,248	$11,939
Other expenses
Interest expenses	(7,222)		(7,222)	(2,919)
Change in fair value of tax receivable liability	(10,580)		(10,580)	-
Other income	44		44	0
Total other (expenses) income	(17,758)		(17,758)	(2,919)
Income (loss) before income tax expense	(27,827)		(11,510)	9,020
Income tax benefit	5,012		5,012	-
Net income (loss)	$(22,815)		$(6,498)	$9,020

Add:
Interest expense			7,222	2,919
Depreciation and amortization(a)			12,293	5,890
Income tax (benefit)			(5,012)	-
EBITDA			$8,005	$17,828

Non-cash change in fair value of contingent consideration(b)			740	—
Non-cash change in fair value of assets and liabilities(c)			10,580	—
Share-based compensation expense(d)			8,998	251
Transaction expenses(e)			4,444	2,496
Management Fees(f)			—	200
Legacy commission related charges(g)			—	550
Employee recruiting costs(h)			56	15
Other taxes(i)			226	227
Strategic initiative costs(j)			190	216
Other non-recurring charges(k)			332	—
Adjusted EBITDA			$33,571	$21,783

Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income

For the Three Months Ended June 30, 2020 and 2019

(Unaudited)

	Successor			Predecessor
(in $ thousands)	Three Months Ended June 30, 2020	Adjustments(n)	Pro Forma Three Months Ended June 30, 2020	Three months ended June 30, 2019
Revenue	$36,501		$36,501	$21,686
Operating expenses
Other costs of services	$8,727		$8,727	$4,629
Selling, general and administrative	19,018		19,018	8,456
Depreciation and amortization	14,706	(8,159)	6,547	2,975
Change in fair value of contingent consideration	740		740	—
Total operating expenses	$43,191		$35,032	$16,060
Income (loss) from operations	$(6,690)		$1,468	$5,626
Other expenses
Interest expenses	(3,704)		(3,704)	(1,470)
Change in fair value of tax receivable liability	(10,038)		(10,038)	-
Other income	5		5	0
Total other (expenses) income	(13,737)		(13,738)	(1,470)
Income (loss) before income tax expense	(20,428)		(12,270)	4,156
Income tax benefit	3,897		3,897	-
Net income (loss)	$(16,531)		$(8,373)	$4,156

Add:
Amortization of Acquisition-Related Intangibles(l)			4,545	1,980
Non-cash change in fair value of contingent consideration(b)			740	—
Non-cash change in fair value of assets and liabilities(c)			10,038	-
Share-based compensation expense(d)			5,475	124
Transaction expenses(e)			1,575	810
Management Fees(f)			—	100
Legacy commission related charges(g)			—	550
Employee recruiting costs(h)			56	—
Strategic initiative costs(j)			112	93
Other non-recurring charges(k)			202	—
Pro forma taxes at effective rate(o)			(4,427)	—
Adjusted Net Income			$9,944	$7,812

Shares of Class A common stock outstanding (on an as-converted basis)(m)			69,623,608
Adjusted Net income per share			$0.14

Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income

For the Six Months Ended June 30, 2020 and 2019

(Unaudited)

	Successor			Predecessor
(in $ thousands)	Six Months Ended June 30, 2020	Adjustments(n)	Pro Forma Six Months Ended June 30, 2020	Six months ended June 30, 2019
Revenue	$75,963		$75,963	$44,709
Operating expenses
Other costs of services	$19,498		$19,498	$9,748
Selling, general and administrative	37,184		37,184	17,132
Depreciation and amortization	28,610	(16,317)	12,293	5,890
Change in fair value of contingent consideration	740		740	—
Total operating expenses	$86,032		$69,715	$32,770
Income (loss) from operations	$(10,069)		$6,248	$11,939
Other expenses
Interest expenses	(7,222)		(7,222)	(2,919)
Change in fair value of tax receivable liability	(10,580)		(10,580)	-
Other income	44		44	0
Total other (expenses) income	(17,758)		(17,758)	(2,919)
Income (loss) before income tax expense	(27,827)		(11,510)	9,020
Income tax benefit	5,012		5,012	-
Net income (loss)	$(22,815)		$(6,498)	$9,020

Add:
Amortization of Acquisition-Related Intangibles(l)			8,659	3,959
Non-cash change in fair value of contingent consideration(b)			740	—
Non-cash change in fair value of assets and liabilities(c)			10,580	—
Share-based compensation expense(d)			8,998	251
Transaction expenses(e)			4,444	2,496
Management Fees(f)			—	200
Legacy commission related charges(g)			—	550
Employee recruiting costs(h)			56	15
Strategic initiative costs(j)			190	216
Other non-recurring charges(k)			332	—
Pro forma taxes at effective rate(o)			(6,124)	—
Adjusted Net Income			$21,377	$16,707

Shares of Class A common stock outstanding (on an as-converted basis)(m)			68,405,601
Adjusted Net income per share			$0.31

(a)	See footnote (l) for details on our amortization and depreciation expenses.
(b)	Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
(c)	Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement.
(d)

Represents compensation expense associated with Hawk Parent’s equity compensation plans of $5,475,449 and $8,998,180 in the three and six months ended June 30, 2020, respectively, as a result of new grants made in the Successor period, and $123,588 and $250,782 in the three and six months ended June 30, 2019, respectively.

(e)	Primarily consists of (i) during the three and six months ended June 30, 2020, professional service fees and other costs incurred in connection with the acquisition of cPayPlus which closed subsequent to the period, and additional transaction expenses incurred in connection with the Business Combination and the acquisitions of TriSource Solutions, APS Payments, and Ventanex, which closed in prior periods, as well as professional service expenses related to the follow-on offering and (ii) during the three months ended June 30, 2019, professional service fees and other costs incurred in connection with the Business Combination, and during the six months ended June 30, 2019, the aforementioned expenses associated with the Business Combination, as well as transaction related expenses in connection with the acquisitions of PaidSuite, Inc. and PaidMD, LLC (together, “PaidSuite”) and Paymaxx Pro, LLC (“Paymaxx”), which transactions closed in 2017.

(f)	Reflects management fees paid to Corsair Investments, L.P. pursuant to the management agreement, which terminated upon the completion of the Business Combination.
(g)

Represents payments made to certain employees in connection with significant restructuring of their commission structures. These payments represented commission structure changes which are not in the ordinary course of business.

(h)	Represents payments made to third-party recruiters in connection with a significant expansion of our personnel, which REPAY expects will become more moderate in subsequent periods.
(i)	Reflects franchise taxes and other non-income based taxes.
(j)

Reflects consulting fees related to our processing services and other operational improvements that were not in the ordinary course during the three and six months ended June 30, 2020 and 2019, and additionally one-time expenses related to the creation of a new entity in connection with equity arrangements for the members of Hawk Parent in connection with the Business Combination in the three and six months ended June 30, 2019.

(k)

For the three and six months ended June 30, 2020, reflects expenses incurred related to one-time accounting system and compensation plan implementation related to becoming a public company, as well as extraordinary refunds to customers and other payments related to COVID-19.

(l)

For the three and six months ended June 30, 2020 reflects (i) amortization of the customer relationships intangibles acquired through Hawk Parent’s acquisitions of PaidSuite and Paymaxx during the year ended December 31, 2017 and the recapitalization transaction in 2016, through which Hawk Parent was formed in connection with the acquisition of a majority interest in Repay Holdings, LLC by certain investment funds sponsored by, or affiliated with, Corsair Capital LLC., (ii) customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and (iii) customer relationships, non compete agreement, and software intangibles acquired through Repay Holdings, LLC’s acquisitions of TriSource Solutions, APS Payments, and Ventanex. For the three and six months ended June 30, 2019, reflects amortization of customer relationships intangibles acquired through Hawk Parent’s acquisitions and the recapitalization transaction in 2016 described previously. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See additional information below for an analysis of our amortization expenses:

	Three months ended June 30,	Six months ended June 30,	Three months ended June 30,	Six months ended June 30,
	2020		2019
(in $ thousands)	(Successor)		(Predecessor)
Acquisition-related intangibles	$4,545	$8,659	$1,980	$3,959
Software	1,727	3,106	844	1,634
Reseller buyouts	15	29	15	29
Amortization	$6,287	$11,794	$2,838	$5,623
Depreciation	260	499	137	267
Total Depreciation and amortization[1]	$6,547	$12,293	$2,975	$5,890

1)

Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from our non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles.

(m)

Represents the weighted average number of shares of Class A common stock outstanding (on as-converted basis) for the three or six months ended June 30, 2020 (excluding shares that were subject to forfeiture).

(n)	Adjustment for incremental depreciation and amortization recorded due to fair-value adjustments under ASC 805 in the Successor period.
(o)

Represents pro forma income tax adjustment effect associated with items adjusted above. As Hawk Parent, as the accounting Predecessor, was not subject to income taxes, the tax effect above was calculated on the adjustments related to the Successor period only.

Reconciliation of Organic Gross Profit Growth

Three months ended June 30, 2020

Total gross profit growth	63%
less: growth from acquisitions	42%

Organic gross profit growth	21%